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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated February 6, 1998, on our audits of the consolidated financial statements and financial statement schedule of Sanchez Computer Associates, Inc. We also consent to the reference to our firm under the caption "EXPERTS."



COOPERS & LYBRAND L.L.P.



Philadelphia, Pennsylvania
June 24, 1998